UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 27, 2006

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9		Financial Statements and Exhibits

Attached hereto as Exhibit 99, and incorporated herein by reference, are the unaudited pro forma financial data discussion and combined statement of income for the nine months ended December 31, 2005 which give effect to the Citigroup Inc. and Permal Group Ltd transactions as if they had occurred at the beginning of the period.

Item 9.01		Financial Statements and Exhibits.

	(b)	Pro forma financial information.

		(i)	Legg Mason, Inc. Unaudited Pro Forma Financial Data Discussion

		(ii)	Legg Mason, Inc. Unaudited Pro Forma Combined Statement of Income for the Nine Months Ended December 31, 2005

		(iii)	Notes to the Unaudited Pro Forma Combined Financial Statement

	(d)	Exhibits.

		99	Unaudited Pro Forma Combined Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: February 27, 2006	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Unaudited Pro Forma Combined Financial Data

4